TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE AMERICAN VALUE FUND




Supplement to Prospectus and Statement of Additional Information dated August 1, 1997


	At a meeting held September 29, 1997, shareholders of the Tweedy, Browne Fund Inc. (the "Company") approved new Investment Advisory Agreements (each an "Agreement") between Tweedy, Browne Company LLC ("Tweedy, Browne"), the investment adviser, and the Company, on behalf of each of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund (collectively, the "Funds"). Tweedy, Browne has converted from a limited partnership to a limited liability company, and a majority interest is now owned indirectly by Affiliated Managers Group, Inc. All other terms of each new Investment Advisory Agreement are the same as those contained in the current Investment Advisory Agreement. There are no changes in the fees payable by each Fund to Tweedy, Browne. Each Fund will continue to pay Tweedy, Browne a fee of 1.25% of its average daily net assets, subject to such waivers and reimbursements as are described in the Prospectus and Statement of Additional Information. The new Investment Advisory Agreements will continue in effect for a period of two years and thereafter from year to year, only if such continuation is specifically approved at least annually by the Company's Board of Directors.



October 9, 1997


shared\clients\tweedy\supplemen\pros897.doc